Exhibit 99.2

INTER-OFFICE MEMO

To:	All Team Members

From:	Howard Levine

Date:	September 17, 2014

Re:	Rejecting Dollar General Tender Offer

I want to provide you with an update regarding the unsolicited conditional tender offer we received from Dollar General on Wednesday, September 10, 2014.

Today we announced that the Family Dollar Board unanimously recommends that Family Dollar’s shareholders reject Dollar General’s tender offer. A copy of the release is attached for your reference. We have also reattached some definitions of key terms that you may find helpful.

If you own shares of Family Dollar common stock, we ask that you review the Board’s recommendation that shareholders not tender their shares into Dollar General’s offer. The full basis for the Board’s recommendation is set forth in Family Dollar’s Schedule 14D-9 which has been filed with the Securities and Exchange Commission (“SEC”) and is available on the SEC’s website at www.sec.gov. In conjunction with its rejection of Dollar General’s offer, our Board unanimously reaffirms its recommendation in support of the transaction with Dollar Tree.

I appreciate and understand that all of the news that has been surrounding our company lately may be distracting and has created some uncertainty. In addition, I recognize that you may have questions about the expiration date of Dollar General’s tender offer, October 8, 2014. As detailed in the Glossary of Terms below, the expiration date is the earliest date at which the tender offer can close, subject to certain conditions, including antitrust clearance and the termination of our merger agreement with Dollar Tree. We believe that Dollar General’s tender offer cannot be closed on the terms proposed.

Once again, the most important thing each of us can do is remain focused on performing our day-to-day responsibilities and serving our customers. Moving forward, we expect that there will continue to be inquiries from external parties. Consistent with company policy, please keep forwarding any inquiries from members of the media, investment community or other interested parties to Kiley Rawlins, VP – Investor Relations and Communications, at (704) 708-2858.

On behalf of the Board and management team, I thank you for your continued hard work and dedication to Family Dollar. We will continue to keep you informed as appropriate.

Glossary of Terms

Tender Offer

A tender offer is a public bid for shareholders to sell their stock. Typically, a tender offer is commenced when the offeror places a summary advertisement, or “tombstone,” in a major national newspaper, and the offer to purchase is printed and mailed to the target company’s shareholders. A tender offer must comply with the rules and regulations of the SEC, which include certain minimum offering periods, withdrawal rights, manner of publication and other requirements. The consummation of a tender offer is customarily subject to certain conditions related to a minimum number of shares being tendered, satisfaction of required regulatory approvals, waivers of state takeover statutes and the target company’s stockholder rights plan by the target company and various other matters.

Schedule TO

The buyer’s tender offer statement. This is the official legal document that describes the offer, and includes the “offer to purchase,” the document that gets sent to shareholders. It is required to include, among other things, the target’s name; the number of shares sought and the price offered; any conditions attached to the offer; the background of any discussions or other contacts between the buyer and the target; the source and amount of funds the buyer has available for the purpose; the reasons the buyer is making the offer and what it proposes to do if it succeeds; and who is soliciting shares for the buyer. Dollar General’s schedule TO was filed on September 10, 2014.

Schedule 14D-9

The target company’s SEC filing in response to an offer. It is, in effect, a description of the target Board’s recommendation concerning the offer. Whether the Board advises shareholders to accept or reject, the company has to file this schedule. It includes: who the board members are, which securities they are talking about and whether they have made any arrangements with the bidder or among their own shareholders. Family Dollar’s 14D-9 has been filed today, September 17, 2014.

Offer Date

The day the offer commences, signaled by the mailing of an offer to target shareholders and/or placement of a “tombstone” ad in the national editions of the Wall Street Journal or The New York Times.

Expiration Date

Last date that the bidder will accept tendered shares, subject to satisfaction of any conditions to the offer (as discussed above). The SEC’s Williams Act of 1969 requires a minimum 20-business day period for acceptance. The bidder can extend the expiration date.

Additional Information About the Dollar General Tender Offer

Family Dollar has filed a solicitation/recommendation statement with respect to the tender offer with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on August 11, 2014, Dollar Tree filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that included a preliminary proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. The registration statement has not yet become effective. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree will be available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Participants in the Solicitation For the Proposed Dollar Tree/Family Dollar Merger

Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed merger between Dollar Tree and Family Dollar. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger are set forth in the proxy statement/prospectus filed with the SEC. You can also find information about Dollar Tree’s and Family Dollar’s directors and executive officers in their respective definitive proxy statements filed with the SEC on May 12, 2014 and December 6, 2013, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the unsolicited tender offer and proposals from Dollar General and any other alternative business combination transactions, the financing of the proposed transactions, the benefits, results, effects, timing and certainty of the proposed transactions, future financial and operating results, expectations concerning the antitrust review process for the proposed transactions and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed mergers include, among others: the risk that Family Dollar’s stockholders do not approve either merger; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that regulatory approvals required for either merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of either merger are not satisfied; the risk that the financing required to fund either transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of either merger; uncertainties as to the timing of either merger; competitive responses to either proposed merger; response by activist stockholders to either merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s or other potential business combination transaction counterparties’ business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by either merger; uncertainty of the expected financial performance of the combined company following completion of either proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with either proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from either merger; litigation relating to either merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2014, and other reports filed by Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Family Dollar undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.